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       OPEN-END MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING,
                      FINANCING STATEMENT
              AND ASSIGNMENT OF LEASES AND RENTS


          THIS OPEN-END MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Mortgage") is executed as of December 23, 1996, by MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership ("Mortgagor") in favor of, and for the use and benefit of, ANCHOR NATIONAL LIFE INSURANCE COMPANY, an Arizona corporation ("Mortgagee").

          THIS OPEN-END MORTGAGE, SECURITY AGREEMENT, FIXTURE
FILING, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS
SECURES FUTURE ADVANCES.


                        ARTICLE I.

           PARTIES, PROPERTY, AND DEFINITIONS

          The following terms and references shall have the meanings indicated:

          1.1 Chattels: All goods, fixtures, inventory, equipment, building and other materials, supplies, and other tangible personal property of every nature now owned or hereafter acquired by Mortgagor and used, intended for use, or reasonably required in the construction, development, or operation of the Property, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof.

          1.2 Default: Any matter which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

          1.3  Environmental Indemnity Agreement:  The
Environmental Indemnity Agreement of even date herewith made by Mortgagor and the Surety for the benefit of Mortgagee.

          1.4  ERISA:  The Employee Retirement Income Security
Act of 1974, as amended, together with all rules and regulations issued thereunder.

          1.5  Event of Default:  As defined in Article VI.

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          1.6  General Partner:  Mark Centers Trust, a Maryland
business trust, and any other or successor general partner of Mortgagor.

          1.7 Intangible Personalty: The right to use all trademarks and trade names and symbols or logos used in connection therewith, or any modifications or variations thereof, in connection with the operation of the improvements existing or to be constructed on the Property, together with all accounts, monies in the possession of Mortgagee (including without limitation proceeds from insurance, retainages and deposits for taxes and insurance), Permits, contract rights (including, without limitation, rights to receive insurance proceeds) and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Mortgagor's ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way limited to any right which Mortgagor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred.

          1.8 Lease Certificate: The certificate of even date herewith made by Mortgagor to Mortgagee concerning Leases.

          1.9 Leases: Any and all leases, subleases and other agreements under the terms of which any person other than Mortgagor has or acquires any right to occupy or use the Property, or any part thereof.

          1.10 Loan Documents: The Note, all of the deeds of trust, mortgages and other instruments and documents securing the Note, including this Mortgage, the Environmental Indemnity Agreement, the Suretyship Agreement, the Lease Certificate and each other document executed or delivered in connection with the transaction pursuant to which the Note has been executed and delivered. The term "Loan Documents" also includes all modifications, extensions, renewals, and replacements of each document referred to above.

          1.11 Mortgagee: The Mortgagee named in the introductory paragraph of this Mortgage (Taxpayer Identification
No. 86-0198983), whose legal address is 1 SunAmerica Center,
Century City, Los Angeles, California 90067-6022, together with any future holder of the Note.


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          1.12 Mortgagor:  The Mortgagor named in the
introductory paragraph of this Mortgage (Taxpayer Identification
No. 23-2724653), whose legal address is 600 Third Avenue,
Kingston, Pennsylvania 18704-1679, together with any future owner of the Property or any part thereof or interest therein.

          1.13 Note: Mortgagor's promissory note of even date herewith, payable to the order of Mortgagee in the principal face amount of $4,100,000.00, the last payment under which is due on January 1, 2004, unless such due date is accelerated, together with all renewals, substitutions, extensions and modifications of such promissory note. All terms and provisions of the Note are incorporated by this reference in this Mortgage.

          1.14 Permits: All permits, licenses, certificates and authorizations necessary for the beneficial development, ownership, use, occupancy, operation and maintenance of the Property, including, but not limited to, certificates of occupancy.

          1.15 Permitted Exceptions: The matters set forth in Exhibit B attached hereto.

          1.16 Property: The tract or tracts of land described in Exhibit A attached, together with the following:

          (a) All buildings, structures, and improvements now or hereafter located on such tract or tracts, as well as all rights-of-way, easements, and other appurtenances thereto;

          (b) All of Mortgagor's right, title and interest in any land lying between the boundaries of such tract or tracts and the center line of any adjacent street, road, avenue, or alley, whether opened or proposed;

          (c) All of the rents, income, receipts, revenues, issues and profits of and from such tract or tracts and improvements;

          (d) All (i) water and water rights (whether decreed or undecreed, tributary, nontributary or not nontributary, surface or underground, or appropriated or unappropriated); (ii) ditches and ditch rights; (iii) spring and spring rights; (iv) reservoir and reservoir rights; and (v) shares of stock in water, ditch and canal companies and all other evidence of such rights, which are

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now owned or hereafter acquired by Mortgagor and which are
appurtenant to or which have been used in connection with such tract or tracts or improvements;

          (e) All minerals, crops, timber, trees, shrubs, flowers, and landscaping features now or hereafter located on, under or above such tract or tracts;

          (f) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such tract or tracts or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, cooking, and communications apparatus; boilers, water heaters, ranges, furnaces, and burners; appliances; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; and all additions thereto and replacements therefor;

          (g) All development rights associated with such tract or tracts, whether previously or subsequently transferred to such tract or tracts from other real property or now or hereafter susceptible of transfer from such tract or tracts to other real property;

          (h) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, injury to, or decrease in the value of, any of such property; and

          (i) All other and greater rights and interests of every nature in such tract or tracts and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Mortgagor.

          1.17 Sale: The transfer or sale of the Property, whether by agreement, execution, foreclosure judgment or any other court order.



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          1.18 Secured Obligations:  All present and future
obligations of Mortgagor to Mortgagee evidenced by or contained in the Loan Documents, excluding the Environmental Indemnity Agreement, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form. If the maturity of the Note secured by this Mortgage is accelerated, the Secured Obligations shall include an amount equal to any prepayment premium which would be payable under the terms of the Note as if the Note were prepaid in full on the date of the acceleration. If under the terms of the Note no voluntary prepayment would be permissible on the date of the such acceleration, then the prepayment fee or premium to be included in the Secured Obligations shall be equal to one hundred fifty percent (150%) of the highest prepayment fee or premium set forth in the Note, calculated as of the date of such acceleration.

          1.19 Surety: Mark Centers Trust, a Maryland business trust.

          1.20 Suretyship Agreement: The Suretyship Agreement of even date herewith made by the Surety for the benefit of Mortgagee.

                            ARTICLE II

                         GRANTING CLAUSE

          2.1 Grant to Mortgagee. As security for the Secured Obligations, Mortgagor hereby grants, bargains, sells, conveys, mortgages, aliens, enfeoffs, releases, confirms, assigns, transfers, sets over and warrants unto Mortgagee the entire right, title, interest and estate of Mortgagor in and to the Property, whether now owned or hereafter acquired; TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Mortgagee and Mortgagee's successors, substitutes and assigns forever.

          2.2 Security Interest to Mortgagee. As additional security for the Secured Obligations, and without limiting any of the other provisions of this Mortgage, Mortgagor hereby grants to Mortgagee a security interest in the Property, Chattels and Intangible Personalty. To the extent any of the Property, Chattels or the Intangible Personalty may be or have been

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acquired with funds advanced by Mortgagee under the Loan
Documents, this security interest is a purchase money security interest. Without limiting any of the other provisions of this Mortgage, this Mortgage constitutes a Security Agreement under the Uniform Commercial Code of the state in which the Property is located (the "Code") with respect to any part of the Property, Chattels and Intangible Personalty that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (all collectively hereinafter called "Collateral"); all of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this Section shall not limit the generality or applicability of any other provisions of this Mortgage but shall be in addition thereto:

          (a) The Collateral shall be used by Mortgagor solely for business purposes, and all Collateral (other than the Intangible Personalty) shall be installed upon the real estate comprising part of the Property for Mortgagor's own use or as the equipment and furnishings furnished by Mortgagor, as landlord, to tenants of the Property;

          (b) The Collateral (other than the Intangible Personalty) shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom without the consent of Mortgagee (being the Secured Party as that term is used in the Code); and the Collateral (other than the Intangible Personalty) may be affixed to such real estate but shall not be affixed to any other real estate;

          (c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and Mortgagor will, at its cost and expense, upon demand, furnish to Mortgagee such further information and will execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee and will do all such acts and things as Mortgagee may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected first-priority security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Mortgagor will pay the cost of filing the same or filing or


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recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable;

          (d) The terms and provisions contained in this Section and in Section 7.6 of this Mortgage shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

          (e) This Mortgage constitutes a financing statement under the Code with respect to the Collateral. As such, this Mortgage covers all items of the Collateral that are or are to become fixtures. The filing of this Mortgage in the real estate records of the county where the Property is located shall also operate as a fixture filing in accordance with Sections 9-313 and 9-402 of the Code. Information concerning the security interests created hereby may be obtained from Mortgagee at the address set forth in Article I of this Mortgage. Mortgagor is the "Debtor" and Mortgagee is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Mortgage constitutes a financing statement.

          2.3 Environmental Indemnity Agreement Not Secured. Notwithstanding any provisions of this Mortgage or any other Loan Document, the obligations of Mortgagor and Guarantor arising from the Environmental Indemnity Agreement are not and shall not be Secured Obligations under this Mortgage.

                         ARTICLE III

           MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

          3.1 Warranty of Title. Mortgagor represents and warrants to Mortgagee that:

          (a) Mortgagor has good and marketable fee simple title to the Property, and such fee simple title is free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

          (b) Mortgagor is the sole and absolute owner of the Chattels and the Intangible Personalty, free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;



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          (c)  This Mortgage is a valid and enforceable first
lien and security interest on the Property, Chattels and Intangible Personalty, subject only to the Permitted Exceptions;

          (d) Mortgagor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular of the property and property interests granted and conveyed pursuant to this Mortgage, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof; and

          The representations, warranties and covenants contained in this Section shall survive foreclosure of this Mortgage, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property, the Chattels, or the Intangible Personalty pursuant to any such foreclosure.

          3.2 Due Authorization. If Mortgagor is other than a natural person, then each individual who executes this document on behalf of Mortgagor represents and warrants to Mortgagee that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Mortgagor. Mortgagor represents that Mortgagor has obtained all consents and approvals required in connection with the execution, delivery and performance of this Mortgage;

          3.3 Other Representations and Warranties. Mortgagor represents and warrants to Mortgagee as follows:

          (a) Mortgagor is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. The sole General Partner of Mortgagor is Mark Centers Trust, a Maryland business trust. The Mark Centers Trust is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania;

          (b) This Mortgage is, and each other Loan Document to which Mortgagor or Surety is a party will, when delivered hereunder, be valid and binding obligations of Mortgagor and Surety enforceable against Mortgagor and Surety in accordance with their respective terms, except as limited by equitable principles and bankruptcy, insolvency and similar laws affecting creditors' rights;

          (c) The execution, delivery and performance by Mortgagor and Surety of the Loan Documents will not contravene

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any contractual or other restriction binding on or affecting
Mortgagor, any General Partner, or any Surety, and will not result in or require the creation of any lien, security interest, other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

          (d) The execution, delivery and performance by Mortgagor and Surety of the Loan Documents does not contravene any applicable law;

          (e) No authorization, approval, consent or other action by, and no notice to or filing with, any court, governmental authority or regulatory body is required for the due execution, delivery and performance by Mortgagor and Surety of any of the Loan Documents or the effectiveness of any assignment of any of Mortgagor's rights and interests of any kind to Mortgagee;

          (f) No part of the Property, Chattels, or Intangible Personalty is in the hands of a receiver, no application for a receiver is pending with respect to any portion of the Property, Chattels, or Intangible Personalty and no part of the Property, Chattels, or Intangible Personalty is subject to any foreclosure or similar proceeding;

          (g)  Neither Mortgagor, any General Partner nor any
Surety has made an assignment for the benefit of creditors, nor has Mortgagor, any General Partner or any Surety filed, or had filed against it, any petition in bankruptcy;

          (h) There is no pending or, to the best of Mortgagor's knowledge, threatened, litigation, action, proceeding or investigation, including, without limitation, any condemnation proceeding, against Mortgagor, any General Partner, any Surety or the Property before any court, governmental or quasi-governmental, arbitrator or other authority;

          (i) Mortgagor is a "non-foreign person" within the meaning of Sections 1445 and 7701 of the United States Internal
Revenue Code of 1986, as amended, and the regulations issued thereunder;

          (j) Access to and egress from the Property are available and provided by public streets, and Mortgagor has no knowledge of any federal, state, county, municipal or other governmental plans to change the highway or road system in the

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vicinity of the Property or to restrict or change access from any such highway or road to the Property;

          (k) All public utility services necessary for the operation of all improvements constituting part of the Property for their intended purposes are available at the boundaries of the land constituting part of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric, telephone and cable television facilities;

          (l) The Property is located in a zoning district designated B-2 by Pittston township, Pennsylvania. Such designation permits the development, use and operation of the Property as it is currently operated as a permitted, and not as a non-conforming use. The Property complies in all respects with all requirements, conditions and restrictions, including but not limited to deed restrictions and restrictive covenants, applicable to the Property;

          (m) There are no special or other assessments for public improvements or otherwise now affecting the Property, nor does Mortgagor know of any pending or threatened special assessments affecting the Property or any contemplated improvements affecting the Property that may result in special assessments. There are no tax abatements or exceptions affecting the Property;

          (n) Mortgagor, each General Partner and each Surety have filed all tax returns which are required to be filed by them, and have paid all taxes as shown on such returns or on any assessment received pertaining to the Property;

          (o) Mortgagor has not received any notice from any governmental body having jurisdiction over the Property as to any violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates existing at present which have not been remedied or satisfied;

          (p) Neither Mortgagor, any General Partner nor any Surety is in default, in any manner which would have a material adverse affect on Mortgagor (financial or otherwise) or the Property, in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any

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agreement or instrument to which it is a party or by which it or any of its properties, assets or revenues are bound;

          (q) Except as set forth in the Lease Certificate, there are no occupancy rights (written or oral), leases or tenancies presently affecting any part of the Property. The Lease Certificate contains a true and correct description of all Leases presently affecting the Property. No written or oral agreements or understandings exist between Mortgagor and the tenants under the Leases described in the Lease Certificate that grant such tenants any rights greater than those described in the Lease Certificate or that are in any way inconsistent with the rights described in the Lease Certificate;

          (r) There are no options, purchase contracts or other similar agreements of any type (written or oral) presently affecting any part of the Property;

          (s) There exists no brokerage agreement with respect to any part of the Property;

          (t) Except as otherwise disclosed to Mortgagee in writing prior to the date hereof, (i) there are no contracts presently affecting the Property ("Contracts") having a term in excess of one hundred eighty (180) days or not terminable by Mortgagor (without penalty) on thirty (30) days' notice;
(ii) Mortgagor has heretofore delivered to Mortgagee true and correct copies of each of the Contracts together with all amendments thereto; (iii) Mortgagor is not in default of any obligations under any of the Contracts; and (iv) the Contracts represent the complete agreement between Mortgagor and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Mortgagor. Mortgagor is not in default under any of the Contracts and no event has occurred which, with the passing of time or the giving of notice, or both, would constitute a default under any of the Contracts;

          (u) Mortgagor has obtained all Permits necessary or desirable for the operation, use, ownership, development, occupancy and maintenance of the Property as a retail center. None of the Permits has been suspended or revoked, and all of the Permits are in full force and effect, are fully paid for, and


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Mortgagor has made or will make application for renewals of any of the Permits prior to the expiration thereof;

          (v) All insurance policies held by Mortgagor relating to or affecting the Property are in full force and effect and shall remain in full force and effect until all Secured Obligations are satisfied. Mortgagor has not received any notice of default or notice terminating or threatening to terminate any such insurance policies. Mortgagor has made or will make application for renewals of any of the insurance policies prior to the expiration thereof;

          (w) Mortgagor currently complies with ERISA. Neither the making of the loan evidenced by the Note and secured by this Mortgage nor the exercise by Mortgagee of any of its rights under the Loan Documents constitutes or will constitute a non-exempt prohibited transaction under ERISA; and

          (x) Neither the Property nor any of the Leases is subject to any rent control statute, rule, regulation or ordinance.

          3.4 Continuing Effect. Mortgagor shall be liable to Mortgagee for any damage suffered by Mortgagee if any of the foregoing representations are inaccurate as of the date hereof, regardless of when such inaccuracy may be discovered by, or result in harm to, Mortgagee. Mortgagor further represents and warrants that the foregoing representations and warranties, as well as all other representations and warranties of Mortgagor to Mortgagee relative to the Loan Documents, shall remain true and correct during the term of the Note and shall survive termination of this Mortgage.
                           ARTICLE IV
              MORTGAGOR'S AFFIRMATIVE COVENANTS

          4.1 Payment of Note. Mortgagor will pay all principal, interest, and other sums payable under the Note, on the date when such payments are due, without notice or demand, unless otherwise provided in the Note.

          4.2 Performance of Other Obligations. Mortgagor will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Mortgagor by the terms of the Loan Documents.

          4.3 Other Encumbrances. Mortgagor will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Mortgagor in connection with any other encumbrance affecting the Property, the Chattels, or the Intangible Personalty, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof.

          4.4  Payment of Taxes.

          (a) Property Taxes. Mortgagor will pay, before delinquency and prior to the imposition of any late payment charge or penalty, all taxes and assessments, general or special, which may be levied or imposed at any time against Mortgagor's interest and estate in the Property, the Chattels, or the Intangible Personalty. Within ten days after each payment of any such tax or assessment, Mortgagor will deliver to Mortgagee, without notice or demand, an official receipt for such payment. At Mortgagee's option, Mortgagee may retain the services of a firm to monitor the payment of all taxes and assessments relating to the Property, the cost of which shall be borne by Mortgagor.

          (b) Deposit for Taxes. On or before the date hereof, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section, multiplied by the number of whole or partial months that have elapsed since the date one month prior to the most recent due date for such taxes, assessments and similar governmental charges. Thereafter, with each monthly payment under the Note, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such taxes, assessments, and other governmental charges thirty (30) days before the date on which they become past due. If the Mortgagee, in its sole discretion, determines that the funds escrowed hereunder are, or will be, insufficient, Mortgagor shall upon demand pay such additional sums as Mortgagee shall determine necessary and shall pay any increased monthly charges requested by Mortgagee. Provided no Default or Event of Default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such taxes, assessments, and other charges when due,

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but in no event will Mortgagee be liable for any interest on any amount so deposited, and any amount so deposited may be held and commingled with Mortgagee's own funds.

          (c) Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, Mortgagee, or any interest of Mortgagee in any real or personal property encumbered hereby, Mortgagor will pay such tax, assessment, or other charge before delinquency and will indemnify Mortgagee against all loss, expense, or diminution of income in connection therewith. In the event Mortgagor is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Mortgagor from doing so, then the Note will, at Mortgagee's option, become due and payable in full upon thirty (30) days' notice to Mortgagor.

          (d) Right to Contest. Notwithstanding any other provision of this Section, Mortgagor will not be deemed to be in default solely by reason of Mortgagor's failure to pay any tax, assessment or similar governmental charge so long as, in Mortgagee's judgment, each of the following conditions is satisfied:

          (i) Mortgagor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such tax, assessment, or charge; and

          (ii) Mortgagor's payment of such tax, assessment, or charge would necessarily and materially prejudice Mortgagor's prospects for success in such proceedings; and

          (iii) Nonpayment of such tax, assessment, or charge will not result in the loss or forfeiture of any property encumbered hereby or any interest of Mortgagee therein; and

          (iv) Mortgagor deposits with Mortgagee, as security for such payment which may ultimately be required, a sum equal to the amount of the disputed tax, assessment or charge plus the interest, penalties, advertising charges, and other costs which Mortgagee estimates are likely to become payable if Mortgagor's contest is unsuccessful.

If Mortgagee determines that any one or more of such conditions is not satisfied or is no longer satisfied, Mortgagor will pay the tax, assessment, or charge in question, together with any interest and penalties thereon, within ten (10) days after Mortgagee gives notice of such determination.

          4.5 Maintenance of Insurance.

          (a) Coverages Required. Mortgagor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations, insurance which insures the Property against (i) all risk of loss, damage, destruction, theft, or any other casualty or risk, covering the Property including all of Mortgagor's personal property located therein, without deduction for depreciation, in an amount approved by Mortgagee, but in no event less than the full replacement cost thereof, and builder's risk insurance throughout the period of any construction of any improvements on the Property, (ii) use and occupancy insurance covering either rental income or business interruption with coverage in an amount not less than twelve months' anticipated gross rental income, (iii) comprehensive general liability insurance covering the Property and Mortgagor, in an amount not less than $1,000,000.00 for bodily injury and/or property damage liability per occurrence and $2,000,000.00 in the aggregate or such higher amounts as Mortgagee may reasonably require, and (iv) worker's compensation insurance in accordance with the requirements of applicable law, which policies of insurance maintained pursuant to this Section shall provide standard mortgagee endorsements or clauses naming Mortgagee as mortgagee and as loss payee (with respect to property insurance) or additional insured (with respect to liability insurance).
Each policy of insurance required hereunder shall provide that it shall not be modified or cancelled without at least thirty (30) days prior written notice to Mortgagee. The original or a certified copy of each insurance policy shall be delivered to Mortgagee, and such delivery will constitute an assignment to Mortgagee, as further security for the Secured Obligations, of all unearned premiums returnable upon cancellation of any such policy. Mortgagor shall also maintain, at the request of Mortgagee, such hazard insurance, in addition to the insurance required above, as Mortgagee may reasonably request and as shall be available, including but not limited to flood, including surface waters, and earthquake, including subsidence, all of such insurance to comply in all respects with the requirements of this Section. Coverage under a commercial blanket insurance policy will be deemed to comply with the requirements of this Section, if such blanket policy provides coverage that is equivalent, in the reasonable judgment of Mortgagee, to the coverage that would be provided by insurance policies otherwise required under this Section.

          (b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to subsection 4.5(a) above, Mortgagor will deliver to Mortgagee an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Mortgagee that the applicable premium has been prepaid.

          (c) Deposit for Premiums. Upon demand by Mortgagee following a Default or Event of Default, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payments of the premiums for the policies of insurance referred to in this Section, multiplied by the number of whole and partial months which have elapsed since the date one month prior to the most recent policy anniversary date for each such policy. Thereafter, with each monthly payment under the Note, Mortgagor will deposit an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next required annual premium for each insurance policy referred to in this Section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such premiums thirty
(30) days before the date on which they become past due. If the Mortgagee, in its sole discretion, determines that the funds escrowed hereunder are, or will be, insufficient, Mortgagor shall upon demand pay such additional sums as Mortgagee shall determine necessary and shall pay any increased monthly charges requested by Mortgagee. Provided no Default or Event of Default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such insurance premiums when due, but in no event will Mortgagee be liable for any interest on any amounts so deposited, and the money so received may be held and commingled with Mortgagee's own funds.

          (d) Application of Hazard Insurance Proceeds. Mortgagor shall promptly notify Mortgagee of any damage or casualty to all or any portion of the Property or Chattels. Mortgagee may participate in all negotiations and appear and participate in all judicial arbitration proceedings concerning any insurance proceeds which may be payable as a result of such casualty or damage, and, if an Event of Default has occurred or is continuing, may, in Mortgagee's sole discretion, compromise or settle, in the name of Mortgagee, Mortgagor, or both any claim for any such insurance proceeds. Any such insurance proceeds shall be paid to Mortgagee and shall be applied first to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred by Mortgagee in connection with the collection of such insurance proceeds. The balance of any insurance proceeds received by Mortgagee with respect to an insured casualty may, in Mortgagee's sole discretion, either
(i) be retained and applied by Mortgagee toward payment of the Secured Obligations, or (ii) be paid over, in whole or in part and subject to such conditions as Mortgagee may impose, to Mortgagor to pay for repairs or replacements necessitated by the casualty; provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Mortgagor. Notwithstanding the preceding sentence, if (A) no Default or Event of Default shall exist hereunder, and (B) the proceeds received by Mortgagee (together with any other funds delivered by Mortgagor to Mortgagee for such purpose) shall be sufficient, in Mortgagee's reasonable judgment, to pay for any restoration necessitated by the casualty, and (C) the cost of such restoration shall not exceed $400,000.00, and (D) such restoration can be completed, in Mortgagee's judgment, at least ninety (90) days prior to the maturity date of the Note, then Mortgagee shall apply such proceeds as provided in clause (ii) of the preceding sentence. Mortgagee will have no obligation to see to the proper application of any insurance proceeds paid over to Mortgagor, nor will any such proceeds received by Mortgagee bear interest or be subject to any other charge for the benefit of Mortgagor. Mortgagee may, prior to the application of insurance proceeds, commingle them with Mortgagee's own funds and otherwise act with regard to such proceeds as Mortgagee may determine in Mortgagee's sole discretion.

          (e) Successor's Rights. Any person who acquires title to the Property or the Chattels upon foreclosure hereunder will succeed to all of Mortgagor's rights under all policies of insurance maintained pursuant to this Section.

          (f) Blanket Policy. The insurance coverage required under Section 4.5(a) may be effected under a blanket policy or policies covering the Trust Estate and other properties and assets not constituting a part of the Trust Estate; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Trust Estate, and any sublimits in such blanket policy applicable to the Trust Estate, which amounts shall not be less than the amounts required pursuant to Section 4.5(a) and which shall in any case comply in all other respects with the requirements of this Section 4.5.

          4.6 Maintenance and Repair of Property and Chattels. Mortgagor will at all times maintain the Property and the Chattels in good condition and repair, will diligently prosecute the completion of any building or other improvement which is at any time in the process of construction on the Property, and will promptly repair, restore, replace, or rebuild any part of the Property or the Chattels which may be affected by any casualty or any public or private taking or injury to the Property or the Chattels. All costs and expenses arising out of the foregoing shall be paid by Mortgagor whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Mortgagor will comply with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property, including but not limited to any environmental or ecological requirements; provided, that so long as Mortgagor is not otherwise in default hereunder, Mortgagor may, upon providing Mortgagee with security reasonably satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, or requirement. Mortgagee and any person authorized by Mortgagee may enter and inspect the Property at all reasonable times, and may inspect the Chattels, wherever located, at all reasonable times.

          4.7 Leases. Mortgagor shall timely pay and perform each of its obligations under or in connection with the Leases, and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain each of the Leases in full force and effect in accordance with its terms. Mortgagor shall immediately furnish to Mortgagee copies of any notices given to Mortgagor by the lessee under any Lease, alleging the default by Mortgagor in the timely payment or performance of its obligations under such Lease and any subsequent communication related thereto. Mortgagor shall also promptly furnish to Mortgagee copies of any notices given to Mortgagor by the lessee under any Lease, extending the term of any Lease, requiring or demanding the expenditure of any sum by Mortgagor (or demanding the taking of any action by Mortgagor), or relating to any other material obligation of Mortgagor under such Lease and any subsequent communication related thereto. Mortgagor agrees that Mortgagee, in its sole discretion, may advance any sum or take any action which Mortgagee believes is necessary or required to maintain the Leases in full force and effect, and all such sums advanced by Mortgagee, together with all costs and expenses incurred by Mortgagee in connection with action taken by Mortgagee pursuant to this Section, shall be due and payable by Mortgagor to Mortgagee upon demand, shall bear interest until paid at the Default Rate (as defined in the Note), and shall be secured by this Mortgage.

          4.8 Eminent Domain; Private Damage. If all or any part of the Property is taken or damaged by eminent domain or any other public or private action, Mortgagor will notify Mortgagee promptly of the time and place of all meetings, hearings, trials, and other proceedings relating to such action. Mortgagee may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or payment which may be due as a result of such taking or damage, and, if an Event of Default has occurred or is continuing, may, in Mortgagee's reasonable discretion, compromise or settle, in the names of both Mortgagor and Mortgagee, any claim for any such award or payment. Any such award or payment is to be paid to Mortgagee and will be applied first to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred by Mortgagee in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment may, in Mortgagee's sole discretion, either (a) be retained by Mortgagee and applied toward the Secured Obligations, or (b) be paid over, in whole or in part and subject to such conditions as Mortgagee may impose, to Mortgagor for the purpose of restoring, repairing, or rebuilding any part of the Property affected by the taking or damage. Notwithstanding the preceding sentence, if (i) no Default or Event of Default shall have occurred and be continuing hereunder, and (ii) the proceeds received by Mortgagee (together with any other funds delivered by Mortgagor to Mortgagee for such purpose) shall be sufficient, in Mortgagee's reasonable judgment, to pay for any restoration necessitated by the taking or damage, and (iii) the cost of such restoration shall not exceed $400,000.00, and (iv) such restoration can be completed, in Mortgagee's judgment, at least ninety (90) days prior to the maturity date of the Note, and
(v) the remaining Property shall constitute, in Mortgagee's sole judgment, adequate security for the Secured Obligations, then Mortgagee shall apply such proceeds as provided in clause (b) of the preceding sentence. Mortgagor's duty to pay the Note in accordance with its terms and to perform the other Secured Obligations will not be suspended by the pendency or discharged by the conclusion of any proceedings for the collection of any such award or payment, and any reduction in the Secured Obligations resulting from Mortgagee's application of any such award or payment will take effect only when Mortgagee receives such award or payment. If this Mortgage has been foreclosed prior to Mortgagee's receipt of such award or payment, Mortgagee may nonetheless retain such award or payment to the extent required to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

          4.9 Mechanics' Liens. Mortgagor will keep the Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons, and will cause any recorded statement of any such lien to be released of record within thirty (30) days after the recording thereof. Notwithstanding the preceding sentence, however, Mortgagor will not be deemed to be in default under this Section if and so long as Mortgagor (a) contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, (b) provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, and expense, including attorneys' fees, which Mortgagee might incur if the asserted lien is determined to be valid.

          4.10 Defense of Actions. Mortgagor will defend, at Mortgagor's expense, any action, proceeding or claim which affects any property encumbered hereby or any interest of Mortgagee in such property or in the Secured Obligations, and will indemnify and hold Mortgagee harmless from all loss, damage, cost, or expense, including attorneys' fees, which Mortgagee may incur in connection therewith.

          4.11 Expenses of Enforcement. Mortgagor will pay all costs and expenses, including attorneys' fees, which Mortgagee may incur in connection with any effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Mortgagee's rights and remedies under any of the Loan Documents, including but not limited to all attorneys' fees, appraisal fees, consultants' fees, and other expenses incurred by Mortgagee in securing title to or possession of, and realizing upon, any security for the Secured Obligations. All such costs and expenses (together with interest thereon at the Default Rate from the date incurred) shall constitute part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

          4.12  Financial Reports.  Within one hundred and twenty
(120) days after the end of each fiscal year of Mortgagor, Mortgagor will furnish to Mortgagee (a) Mortgagor's operating statements for the Property as of the end of and for the preceding fiscal year, prepared against the budget for such year;
(b) an annual certified rent roll signed and dated by Mortgagor detailing the names of all tenants under the Leases, the portion of the improvements on the Property occupied by each tenant, the rent and any other charges payable under each Lease and the term of each Lease; and (c) an annual balance sheet and profit and loss statement of Mortgagor and of each Surety. The financial statements and reports described in (a) and (c) above shall be in such detail as Mortgagee may require, shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be certified as true and correct by Mortgagor or the applicable Surety (or, if required by Mortgagee, such operating statements, balance sheets, and profit and loss statements shall be certified by an independent certified public accountant acceptable to Mortgagee). Mortgagor will also furnish or cause to be furnished to Mortgagee within thirty (30) days of Mortgagee's request, any other financial reports or statements of Mortgagor, including, without limitation, balance sheets, profit and loss statements, other financial statements, and certified rent rolls, required under any of the Loan Documents, requested by any regulatory or governmental authority exercising jurisdiction over Mortgagee, or reasonably requested by Mortgagee from time to time.

          4.13 Priority of Leases. To the extent Mortgagor has the right, under the terms of any Lease, to make such lease subordinate to the lien hereof, Mortgagor will, at Mortgagee's request and Mortgagor's expense, take such action as may be required to effect such subordination. Conversely, Mortgagor will, at Mortgagee's request and Mortgagor's expense, take such action as may be necessary to subordinate the lien hereof to any future Lease designated by Mortgagee.

          4.14 Inventories; Assembly of Chattels. Mortgagor will, from time to time at the request of Mortgagee, supply

Mortgagee with a current inventory of the Chattels and the Intangible Personalty, in such detail as Mortgagee may require. Upon the occurrence of any Event of Default hereunder, Mortgagor will at Mortgagee's request assemble the Chattels and make them available to Mortgagee at any place designated by Mortgagee which is reasonably convenient to both parties.

          4.15 Compliance with Laws, Etc. Mortgagor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, maintaining all Permits and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon Mortgagor or the Property.

          4.16 Records and Books of Account. Mortgagor shall keep accurate and complete records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions relating to the Property.

          4.17 Inspection Rights. At any reasonable time, and from time to time, Mortgagor shall permit Mortgagee, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the Property and to discuss with Mortgagor the affairs, finances and accounts of Mortgagor.

          4.18 Change of Executive Offices. Mortgagor shall promptly notify Mortgagee if changes are made in the location of Mortgagor's primary executive offices.

          4.19 Further Assurances; Estoppel Certificates. Mortgagor will execute and deliver to Mortgagee upon demand, and pay the costs of preparation and recording thereof, any further documents which Mortgagee may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Mortgagor will also, within ten (10) days after any request by Mortgagee, deliver to Mortgagee a signed and acknowledged statement certifying to Mortgagee, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Mortgagor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

          4.20 Costs of Closing. Mortgagor shall on demand pay directly or reimburse Mortgagee for any costs or expenses pertaining to the closing of the loan evidenced by the Note and secured by this Mortgage, including, but not limited to, fees of counsel for Mortgagee, costs and expenses for which invoices were not available at the closing of such loan, or costs and expenses which are incurred by Mortgagee after such closing. All such costs and expenses (together with interest thereon at the Default Rate from the date incurred by Mortgagee) shall constitute a part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

          4.21 Use. Mortgagor shall use the Property solely for the operation of a retail center and for no other use or purpose.

          4.22 Actions by Mortgagee. If Mortgagor shall fail to make any payment or perform any covenant as and in the manner provided in any of the Loan Documents, Mortgagee, in its sole discretion, without obligation to do so and without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation, may make or perform the same in such manner and to such extent as it may deem necessary to protect the security hereof. Mortgagee shall be permitted to pay all reasonable expenses incurred in connection therewith, including, without limitation, employment of counsel and other consultants, engineers, contractors, appraisers, surveyors and other professionals. Mortgagor shall, upon demand by Mortgagee, pay all reasonable costs and expenses incurred by Mortgagee in connection with the exercise by Mortgagee of the foregoing rights, together with interest thereon at the Default Rate from the date incurred by Mortgagee.

          4.23 Management. The Property shall be managed by Mortgagor.


                            ARTICLE V
                 MORTGAGOR'S NEGATIVE COVENANTS


          5.1 Waste and Alterations. Mortgagor will not commit or permit any waste with respect to the Property or the Chattels. Mortgagor shall not cause or permit any part of the Property, including but not limited to any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement, to be removed, demolished, or materially altered without the prior written consent of Mortgagee.

          5.2 Zoning and Private Covenants. Mortgagor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Property, any transfer of development rights, any private restrictive covenant, or any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the express written consent of Mortgagee. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Mortgagor will not cause such use to be discontinued or abandoned without the express written consent of Mortgagee, and Mortgagor will use its best efforts to prevent the tenant under any Lease from discontinuing or abandoning such use.

          5.3 Interference with Leases. Mortgagor will neither do nor neglect to do anything which may cause or permit the termination of any Lease, or cause or permit the withholding or abatement of any rent payable under any Lease. Except with the prior written consent of Mortgagee, which may be granted or withheld in Mortgagee's sole discretion, Mortgagor will not
(a) collect rent from all or any part of the Property for more than one month in advance, (b) assign the rents from the Property or any part thereof, or (c) consent to the cancellation or surrender of all or any part of any such Lease, except that Mortgagor may in good faith terminate any Lease for nonpayment of rent or other material breach by the tenant. Without Mortgagee's prior written consent, Mortgagor shall not enter into or modify any Lease if such Lease or modification covers more than 2,500 square feet.

          5.4 Transfer or Further Encumbrance of Property. Without the prior written consent of Mortgagee, which may be withheld for any reason, Mortgagor will not sell, lease, convey, assign, or otherwise transfer, dispose of, or be divested of its title to, or mortgage, convey security title to, or otherwise encumber or cause to be encumbered, the Property or any part thereof or interest therein in any manner or way, whether voluntary or involuntary, or cause or permit to occur any of the following: (a) any merger, consolidation or dissolution involving the sale or transfer of the Property; (b) the transfer of any interest in any Mortgagor, or in any partnership which is a direct or indirect General Partner of any Mortgagor, which transfer constitutes a transfer of any General Partnership interest in Mortgagor; or (c) the conversion of any such general partnership interest to a limited partnership interest. Upon the occurrence of any such transfer, encumbrance, or other event, the entire balance of the Note, plus any applicable prepayment premium, shall become immediately due and payable at the option of Mortgagee. Consent to one such transfer or encumbrance by Mortgagee shall not be deemed a waiver to require such consent to further or future transfers or encumbrances. This provision shall not apply to transfers of title or interest under any will or testament or applicable law of descent.

          5.5 Further Encumbrance of Chattels. Mortgagor will neither create nor permit any lien, security interest or encumbrance against the Chattels or Intangible Personalty or any part thereof or interest therein, other than the liens and security interests created by the Loan Documents, without the prior written consent of Mortgagee, which may be withheld for any reason.

          5.6 Assessments Against Property. Mortgagor will not, without the prior written approval of Mortgagee, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or allow to occur any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on the Property, and this provision shall serve as RECORD NOTICE to any such district or districts or any governmental entity under whose authority such district or districts exist or are being formed that, should Mortgagor or any other person or entity include all or any portion of the Property in such district or districts, whether formed or in the process of formation, without first obtaining Mortgagee's express written consent, the rights of Mortgagee in the Property pursuant to this Mortgage or following any foreclosure of this Mortgage, and the rights of any person or entity to whom Mortgagee might transfer the Property following a foreclosure of this Mortgage, shall be senior and superior to any taxes, charges, fees, assessments or other impositions of any kind or nature whatsoever, or liens (whether statutory, contractual or otherwise) levied or imposed, or to be levied or imposed, upon the Property or any portion thereof as a result of inclusion of the Property in such district or districts.

          5.7 Transfer or Removal of Chattels. Mortgagor will not sell, transfer or remove from the Property all or any part of the Chattels, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

          5.8 Change of Name. Mortgagor will not change the name under which Mortgagor does business, or adopt or begin doing business under any other name or assumed or trade name, without first notifying Mortgagee of Mortgagor's intention to do so and delivering to Mortgagee such executed modifications or supplements to this Mortgage (and to any financing statement which may be filed in connection herewith) as Mortgagee may require.

          5.9 Improper Use of Property or Chattels. Mortgagor will not use the Property or the Chattels for any purpose or in any manner which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

          5.10 ERISA. Mortgagor shall not engage in any transaction which would cause the Note (or the exercise by Mortgagee of any of its rights under the Loan Documents) to be a non-exempt, prohibited transaction under ERISA (including for this purpose the parallel provisions of Section 4975 of the Internal Revenue Code of 1986, as amended), or otherwise result in Mortgagee being deemed in violation of any applicable provisions of ERISA. Mortgagor shall indemnify, protect, defend, and hold Mortgagee harmless from and against any and all losses, liabilities, damages, claims, judgments, costs, and expenses (including, without limitation attorneys' fees and costs incurred in the investigation, defense, and settlement of claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Mortgagee's sole and absolute discretion) that Mortgagee may incur, directly or indirectly, as the result of the breach by Mortgagor of any warranty or representation set forth in Section 3.3(w) hereof or the breach by Mortgagor of any covenant contained in this Section. This indemnity shall survive any termination, satisfaction or foreclosure of this Mortgage or execution on the Note and shall not be subject to the limitation on personal liability described in Section 9.4 hereof. Notwithstanding Section 9.4 of this Mortgage, any non recourse provisions of the Note or any other such provision in any other Loan Document, Mortgagee shall be entitled to bring a separate action, in addition to any proceeding to enforce this Mortgage or the Note, against Mortgagor to enforce any personal obligation and this indemnification obligation.

          5.11 Use of Proceeds. Mortgagor will not use any funds advanced by Mortgagee under the Loan Documents for consumer or agricultural purposes, to acquire any margin stock, or for any purpose other than as permitted by the provisions of the Loan Documents.
                          ARTICLE VI
                      EVENTS OF DEFAULT

Each of the following events will constitute an event of default(an "Event of Default") under this Mortgage and under each of the other Loan Documents:

          6.1 Failure to Pay Note. Mortgagor's failure to make any payment when due under the terms of the Note or any other
Loan Document;

          6.2 Due on Sale or Encumbrance. The occurrence of any violation of any covenant contained in Section 5.4, 5.5 or
5.7 hereof;

          6.3 Other Obligations. The failure of Mortgagor to properly perform any obligation contained herein or in any of the other Loan Documents (other than the obligation to make payments under the Note or the other Loan Documents) and the continuance of such failure for a period of ten (10) days following written notice thereof from Mortgagee to Mortgagor; provided, however, that if such failure is not curable within such ten (10) day period, then, so long as Mortgagor commences to cure such failure within such ten (10) day period and is continually and diligently attempting to cure to completion, such failure shall not be an Event of Default unless such failure remains uncured for sixty
(60) days after such written notice to Mortgagor;

          6.4 Levy Against Property. The levy against any of the Property, Chattels, or Intangible Personalty of any execution, attachment, sequestration or other writ;

          6.5 Liquidation. The liquidation, termination or dissolution of Mortgagor, any General Partner, any Surety, or any other party directly or indirectly liable for the payment of the

Note, whether as maker, endorser, guarantor, surety, general partner or otherwise;

          6.6 Appointment of Receiver. The appointment of a trustee, liquidator or receiver for Mortgagor, any General Partner, or any Surety, or the assets, or any part thereof, of Mortgagor, any General Partner, any Surety or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise, or the appointment of a trustee or receiver for any real or personal property, or the like, or any part thereof, representing the security for the Note;

          6.7 Assignments. The making by Mortgagor, any General Partner, any Surety or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, of a transfer in fraud of creditors or an assignment for the benefit of creditors;

          6.8 Order for Relief. The entry in bankruptcy of an order for relief for or against Mortgagor, any General Partner, any Surety or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise;

          6.9 Bankruptcy. The filing of any petition (or answer admitting the material allegations of any petition), or other pleading, seeking entry of an order for relief for or against Mortgagor, any General Partner, any Surety or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise as a debtor or bankrupt or seeking an adjustment of any of such parties' debts, or any other relief under any state or federal bankruptcy, reorganization, debtor's relief or insolvency laws now or hereafter existing, including, without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any of such parties in any bankruptcy or reorganization proceeding, or the act of any of such parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any such parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Mortgagee herein, or in any other document executed in connection herewith;

          6.10 Misrepresentation. If any representation or warranty made by Mortgagor, any General Partner, any Surety or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, herein, or in any of the other Loan Documents or any other instrument or document modifying, renewing, extending, evidencing, securing or pertaining to the
Note is false, misleading or erroneous in any material respect;

          6.11 Judgments. The failure of Mortgagor, any General Partner, any Surety or any party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, to pay any money judgment in excess of $10,000.00, against any such party before the expiration of thirty (30) days after such judgment becomes final and no longer appealable;

          6.12 Admissions Regarding Debts. The admission of Mortgagor, any General Partner, any Surety or any other party directly or indirectly liable for the payment of the Note, whether as maker, endorser, guarantor, surety, general partner or otherwise, in writing of any such party's inability to pay such party's debts as they become due;

         6.13 Assertion of Priority. The assertion of any claim of priority over this Mortgage, by title, lien, or otherwise, unless Mortgagor within thirty (30) days after such assertion either causes the assertion to be withdrawn or provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, or expense, including attorneys' fees, which Mortgagee may incur in the event such assertion is upheld;

          6.14 Other Loan Documents. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as a default or an Event of Default, under any of the Loan Documents other than this Mortgage;

          6.15 Other Liens. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other lien encumbering the Property, or any part thereof or interest therein, or any document or instrument evidencing obligations secured thereby; or

          6.16 Other Indebtedness. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other indebtedness incurred or owing by Mortgagor, or any document or instrument evidencing any obligation to pay such indebtedness, that has a material adverse effect on Mortgagor or the Property.


                          ARTICLE VII

                      MORTGAGEE'S REMEDIES

          Immediately upon or any time after the occurrence of any Event of Default hereunder, Mortgagee may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Mortgagee may determine in Mortgagee's sole discretion:

          7.1 Performance of Defaulted Obligations. Mortgagee may make any payment or perform any other obligation under the Loan Documents which Mortgagor has failed to make or perform, and Mortgagor hereby irrevocably appoints Mortgagee as the true and lawful attorney-in-fact for Mortgagor to make any such payment and perform any such obligation in the name of Mortgagor. All payments made and expenses (including attorneys' fees) incurred by Mortgagee in this connection, together with interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Mortgagor to Mortgagee. In lieu of advancing Mortgagee's own funds for such purposes, Mortgagee may use any funds of Mortgagor which may be in Mortgagee's possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums, or other purposes.

          7.2 Specific Performance and Injunctive Relief. In the event of any breach or threatened breach by Mortgagor of any of the covenants, agreements, terms or conditions contained in this Mortgage or the Loan Documents, Mortgagee shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though other remedies were not provided for in this Mortgage. Without limitation of the foregoing, Mortgagee will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Mortgagor to cure or refrain from repeating any Default.

          7.3 Acceleration of Secured Obligations. Mortgagee may, without notice or demand, declare all of the Secured
Obligations immediately due and payable in full.

          7.4 Suit for Monetary Relief. Subject to the provisions of Section 9.4 of this Mortgage, with or without accelerating the maturity of the Secured Obligations, Mortgagee may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Mortgagor's default under any of the Loan Documents.

          7.5 Possession of Property. To the extent permitted by law, Mortgagee, personally or by its agents and attorneys, may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, and may lease or rent all or any part of the Property, either in Mortgagee's name or in the name of Mortgagor, and may collect the rents, issues, and profits of the Property. Mortgagee may exclude Mortgagor, its agents and servants from the Property without liability for trespass, damages or otherwise, and Mortgagor agrees to surrender possession to Mortgagee on demand. Any revenues collected by Mortgagee under this Section will be applied first toward payment of all expenses (including attorneys' fees) incurred by Mortgagee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance, if any, will be applied against the Secured Obligations in such order and manner as Mortgagee may elect in its sole discretion.

          7.6 Enforcement of Security Interests. Mortgagee may exercise all rights of a secured party under the Code with respect to the Chattels and the Intangible Personalty, including but not limited to taking possession of, holding, and selling the Chattels and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Mortgagee's giving of such notice to Mortgagor at least five (5) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. Mortgagor, upon demand by Mortgagee, shall promptly assemble any equipment and fixtures included in the Collateral and make them available to Mortgagee at a place to be designated by Mortgagee which shall be reasonably convenient to Mortgagee and Mortgagor.

          7.7   Foreclosure Against Property; Sale of Property.

          (a) Mortgagee may bring an action in any court of competent jurisdiction to foreclose this Mortgage, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the Property, Chattels, Intangible Personalty, or any other security herein or elsewhere provided for, as the law may allow, and proceed therein to final judgment and execution for the entire unpaid balance of the Secured Obligations, including the principal debt, interest at the rate specified in the Note, all other sums due by Mortgagor in accordance with the provisions of the Note, all other sums due by Mortgagor in accordance with the provisions of this Mortgage and the other Loan Documents, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been paid, incurred or advanced by or on behalf of Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or repairs to the Property, appraiser's fees, outlays for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any Sale which may be had pursuant to such judgment the true condition of the title to or the value of the Property, all costs of suit, together with interest at the Default Rate on any judgment obtained by Mortgagee from and after the date of any sheriff's sale until actual payment is made by the sheriff of the full amount due Mortgagee, and a reasonable attorney's commission for collection. Any real estate sold pursuant to any writ of execution issued on a judgment obtained by virtue of the Note or this Mortgage, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Mortgagee, in its sole discretion may elect. Mortgagee shall have, at its sole discretion, the option of (i) seeking to collect all of the Secured Obligations in the foreclosure or execution proceedings, or (ii) bifurcating the collection of the Secured Obligations and
(a) seeking to collect the non recourse obligations set forth in
Section 9.4 hereof in the foreclosure or execution proceedings, and (b) seeking to enforce and collect the recourse obligations, including but not limited to those obligations set forth in Sections 5.10 and 5.11 hereof, in a separate action. If Mortgagee seeks to bifurcate the proceedings, the Sale or recovery in one action will not act as a bar to Mortgagee's right to recover in the second action or the satisfaction in whole or in part of any indebtedness due under the second action.

          (b) All fees, costs and expenses of any kind incurred by Mortgagee in connection with foreclosure of this Mortgage, including, without limitation, the costs of any appraisals of the Property obtained by Mortgagee, the cost of any title reports or abstracts, all costs of any receivership for the Property advanced by Mortgagee, and all attorneys' and consultants' fees and expenses incurred by Mortgagee, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Mortgagor to Mortgagee at any Sale.

          (c) The proceeds of any Sale shall be applied first to the fees and expenses of the officer conducting the Sale, and then to the reduction or discharge of the non recourse obligations set forth in Section 9.4 hereof in such order and manner as Mortgagee may elect in its sole discretion; then to the reduction or discharge of the remaining recourse Secured Obligations in such order and manner as Mortgagee may elect in its sole discretion. If (i) recovery of all recourse obligations is not sought by Mortgagee in the foreclosure or execution proceedings in which the Sale of the Property is held, or (ii) all recourse liabilities are not satisfied/liquidated at the time of the Sale, or (iii) the Sale was not by execution or foreclosure, then any proceeds in excess of a sum equal to (A) the fees and expenses of the officer conducting the Sale and (B) the amount of the judgment obtained at the foreclosure or execution proceedings or the then liquidated Secured Obligations shall be paid to Mortgagee in trust, to be held for the benefit of Mortgagor and Mortgagee and to be used for the satisfaction of all recourse obligations that were not included in the foreclosure or execution proceedings, or were not included in the Secured Obligations liquidated and recovered from the Sale.

          (d) Nothing in this Section dealing with foreclosure procedures or specifying particular actions to be taken by Mortgagee shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Pennsylvania law, and any such inconsistency shall be resolved in favor of Pennsylvania law applicable at the time of foreclosure.

          7.8 Appointment of Receiver. To the extent permitted by law, Mortgagee shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property upon ex-parte application to any court of competent jurisdiction. Mortgagor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and its agents shall be empowered to (a) take possession of the Property and any businesses conducted by Mortgagor or any other person thereon and any business assets used in connection therewith,
(b) exclude Mortgagor and Mortgagor's agents, servants, and employees from the Property, (c) collect the rents, issues, profits, and income therefrom, (d) complete any construction which may be in progress, (e) do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (g) pay all taxes and assessments against the Property and the Chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (h) generally do anything which Mortgagor could legally do if Mortgagor were in possession of the Property. All expenses incurred by the receiver or its agents shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys' fees incurred by the receiver and by Mortgagee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Secured Obligations in such order or manner as Mortgagee may in its sole discretion elect or in such other manner as the court may direct. Unless sooner terminated with the express consent of Mortgagee, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

          7.9 Right to Make Repairs, Improvements. Should any part of the Property come into the possession of Mortgagee, Mortgagee may use, operate, and/or make repairs, alterations, additions and improvements to the Property for the purpose of preserving it or its value. Mortgagor covenants to promptly reimburse and pay to Mortgagee, at the place where the Note is payable, or at such other place as may be designated by Mortgagee in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Mortgagee in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Mortgagee at the Default Rate, and all such expenses, costs, taxes, interest, and other charges shall be a part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Mortgagor and Mortgagee shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

          7.10 Rate After Sale. In the event the Property shall be sold upon foreclosure hereof, the sum for which the same shall have been sold shall, for purposes of redemption, bear interest at the Default Rate (as defined in the Note).

          7.11 Surrender of Insurance. Mortgagee may surrender the insurance policies maintained pursuant to the terms hereof, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Obligations and, in connection therewith, Mortgagor hereby appoints Mortgagee (or any officer of Mortgagee), as the true and lawful agent and attorney-in-fact for Mortgagor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums.

          7.12 Rights in Pursuit of Remedies. Mortgagee in pursuance of the foregoing remedies, or in addition thereto,
(i) shall be entitled to resort to its several securities for the payment of the sums secured hereby in such order and manner as Mortgagee may think fit without impairing Mortgagee's lien in, or rights to, any of such securities and without affecting the liability of any person, firm or corporation for the sums secured hereby, except to the extent that the Secured Obligations shall have been reduced by the actual monetary consideration, if any, received by Mortgagee from the proceeds of such security;
(ii) may, in Mortgagee's sole discretion, release for such consideration, or none, as Mortgagee may require, any portion of the Property without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage, or the priority thereof, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the

Secured Obligations shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release; and/or (iii) may accept the assignment or pledge of any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienor.

          7.13  Waiver.  Mortgagor hereby waives and releases
(i) all errors, defects and imperfections in any proceedings instituted by Mortgagee under this Mortgage, (ii) all benefit that might accrue to Mortgagor by virtue of any present or future laws exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment, and (iii) all notices not herein elsewhere specifically required, of Mortgagor's default or of Mortgagee's exercise, or election to exercise, any option under this Mortgage. Mortgagor further agrees to waive the issuance and service of process and enter its voluntary appearance in any action, suit or proceeding brought in connection with any Event of Default and if required by Mortgagee, to consent to the appointment of a receiver or receivers of the Property and of all the earnings, revenues, rents, issues, profits and income thereof. Mortgagor will not at any time insist upon, or plead, or in any manner whatever, claim or take any benefit or advantage of any right under any statute heretofore or hereafter enacted to redeem the property so sold, or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Property marshaled upon any foreclosure hereof.

          7.14 Continued Lien of Mortgage. No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

          7.15  Subordination of Tenants' Rights under Leases.
In the event that Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose this Mortgage, subject to the rights of any tenants of the Property if Mortgagee elects that this Mortgage shall be subordinate to rights of tenants, and the failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Secured Obligations or any deficiency remaining unpaid after the foreclosure sale of the Property.
                          ARTICLE VIII

                ASSIGNMENT OF LEASES AND RENTS

          8.1 Assignment of Leases and Rents. Mortgagor hereby unconditionally and absolutely grants, transfers and assigns unto Mortgagee all rents, royalties, issues, profits and income ("Rents") now or hereafter due or payable for the occupancy or use of the Property, and all Leases, whether written or oral, with all security therefor, including all guaranties thereof, now or hereafter affecting the Property; reserving unto Mortgagor, however, a license to collect and retain such Rents prior to the occurrence of any Default or Event of Default hereunder. Such license shall terminate automatically without notice to Mortgagor upon the occurrence of a Default or an Event of Default. Mortgagor represents that the Rents and the Leases have not been heretofore sold, assigned, transferred or set over by any instrument now in force and will not at any time during the life of this assignment be sold, assigned, transferred or set over by Mortgagor or by any person or persons whomsoever; and Mortgagor has good right to sell, assign, transfer and set over the same and to grant to and confer upon Mortgagee the rights, interest, powers and authorities herein granted and conferred. Failure of Mortgagee at any time or from time to time to enforce the assignment of Rents and Leases under this section shall not in any manner prevent its subsequent enforcement, and Mortgagee is not obligated to collect anything hereunder, but is accountable only for sums actually collected.

          8.2   Further Assignments.  Mortgagor shall give
Mortgagee at any time upon demand any further or additional forms of assignment or transfer of such Rents, Leases and security as may be reasonably requested by Mortgagee, and shall deliver to Mortgagee executed copies of all such Leases and security.

          8.3 Application of Rents. Mortgagee shall be entitled to deduct and retain a just and reasonable compensation from monies received hereunder for its services or that of its agents in collecting such monies. Any monies received by Mortgagee hereunder may be applied when received from time to time in payment of any taxes, assessments or other liens affecting the Property regardless of the delinquency, such application to be in such order as Mortgagee may determine. The acceptance of this Mortgage by Mortgagee or the exercise of any rights by it hereunder shall not be, or be construed to be, an affirmation by it of any Lease nor an assumption of any liability under any Lease.

          8.4 Collection of Rents. Upon or at any time after a Default or an Event of Default shall have occurred and be continuing, Mortgagee may declare all sums secured hereby immediately due and payable, and may, at its option, without notice, and whether or not the Secured Obligations shall have been declared due and payable, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, (a) enter upon, take possession of, manage and operate the Property, or any part thereof (including without limitation making necessary repairs, alterations and improvements to the Property); (b) make, cancel, enforce or modify Leases; (c) obtain and evict tenants; (d) fix or modify Rents; (e) do any acts which Mortgagee deems reasonably proper to protect the security thereof; and (f) either with or without taking possession of the Property, in its own name sue for or otherwise collect and receive such Rents, including those past due and unpaid. In connection with the foregoing, Mortgagee shall be entitled and empowered to employ attorneys, and management, rental and other agents in and about the Property and to effect the matters which Mortgagee is empowered to do, and in the event Mortgagee shall itself effect such matters, Mortgagee shall be entitled to charge and receive reasonable management, rental and other fees therefor as may be customary in the area in which the Property is located; and the reasonable fees, charges, costs and expenses of Mortgagee or such persons shall be additional Secured Obligations. Mortgagee may apply all funds collected as aforesaid, less costs and expenses of operation and collection, including reasonable attorneys' and agents' fees, charges, costs and expenses, as aforesaid, upon any Secured Obligations, and in such order as Mortgagee may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Note or this Mortgage or invalidate any act done pursuant to such notice.

          8.5 Authority of Mortgagee. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Mortgagee hereunder without investigating the reason for any action taken by Mortgagee, or the validity or the amount of secured obligations owing to Mortgagee, or the existence of any default in the Note or this Mortgage, or under or by reason of this assignment of Rents and Leases, or the application to be made by Mortgagee of any amounts to be paid to Mortgagee. The sole signature of Mortgagee shall be sufficient for the exercise of any rights under this assignment and the sole receipt of Mortgagee for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property. Checks for all or any part of the rentals collected under this assignment of Rents and Leases shall be drawn to the exclusive order of Mortgagee.

          8.6 Indemnification of Mortgagee. Nothing herein contained shall be deemed to obligate Mortgagee to perform or discharge any obligation, duty or liability of any lessor under any Lease of the Property, and Mortgagor shall and does hereby indemnify and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may or might incur under any Lease or by reason of this assignment; and any and all such liability, loss or damage incurred by Mortgagee, together with the costs and expenses, including reasonable attorneys' fees, incurred by Mortgagee in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Mortgagor shall reimburse Mortgagee therefor on demand.
                            ARTICLE IX

                    MISCELLANEOUS PROVISIONS

          9.1 Time of the Essence. Time is of the essence with respect to all provisions of the Loan Documents.

          9.2 Joint and Several Obligations. If Mortgagor is more than one person or entity, then (a) all persons or entities comprising Mortgagor are jointly and severally liable for all of the Secured Obligations; (b) all representations, warranties, and covenants made by Mortgagor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Mortgagor; (c) any breach, Default or Event of Default by any of the persons or entities comprising Mortgagor hereunder shall be deemed to be a breach, Default, or Event of Default of Mortgagor; (d) any reference herein contained to the knowledge or awareness of Mortgagor shall mean the knowledge or awareness of any of the persons or entities comprising Mortgagor; and (e) any event creating personal liability of any of the persons or entities comprising Mortgagor shall create personal liability for all such persons or entities.

          9.3 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Mortgagor hereby waives all rights to any homestead or other exemption to which Mortgagor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law. Mortgagor hereby waives any right it may have to require Mortgagee to marshall all or any portion of the security for the Secured Obligations.

          9.4 Non Recourse. Except as expressly hereinafter set forth, the recourse of Mortgagee with respect to the obligations evidenced by the Note shall be solely to the Property, Chattels and Intangible Personalty. Notwithstanding anything to the contrary contained in the Note or in any Loan Document, nothing shall be deemed in any way to impair, limit or prejudice the rights of Mortgagee (a) in foreclosure or execution proceedings or in any ancillary proceedings brought to facilitate Mortgagee's foreclosure on the Property or any portion thereof;
(b) to recover from Mortgagor damages or costs (including without limitation reasonable attorneys' fees) incurred by Mortgagee as a result of waste by Mortgagor; (c) to recover from Mortgagor any condemnation or insurance proceeds attributable to the Property which were not paid to Mortgagee or used to restore the Property in accordance with the terms of this Mortgage; (d) to recover from Mortgagor any rents, profits, security deposits, advances, rebates, prepaid rents or other similar sums attributable to the Property collected by or for Mortgagor following an Event of Default under any Loan Document and not properly applied to the reasonable fixed and operating expenses of the Property, including payments of the Note and other sums due under the Loan Documents; (e) to pursue the personal liability of Mortgagor under the provisions of Section 5.10 or 5.11 of this Mortgage;
(f) to exercise any specific rights or remedies afforded Mortgagee under any other provisions of the Loan Documents or by law or in equity (or to recover under any guarantee or suretyship agreement given in connection with the Note); (g) to recover from Mortgagor the amount of any accrued taxes, assessments, and/or utility charges affecting the Property (whether or not the same have been billed to Mortgagor) that are either unpaid by Mortgagor or paid by Mortgagee under this Mortgage and to collect from Mortgagor any sums expended by Mortgagee in fulfilling the obligations of Mortgagor, as lessor, under any Leases; (h) to pursue any personal liability of Mortgagor or any Surety under the Environmental Indemnity Agreement; and (i) to recover from Mortgagor the amount of any loss suffered by Mortgagee (that would otherwise be covered by insurance) as a result of Mortgagor's failure to maintain any insurance required under the terms of any Loan Document. The agreement contained in this Section to limit the personal liability of Mortgagor shall become null and void and be of no further force and effect in the event
(i) that the Property, or any part thereof or any interest therein, or any interest in Mortgagor, shall be further encumbered by a voluntary lien securing any obligation upon which Mortgagor or any General Partner, principal or affiliate of Mortgagor shall be personally liable for repayment, whether as obligor or guarantor; (ii) of any breach or violation of Sections 5.4, 5.5 or 5.7 of this Mortgage, provided that any breach or violation of said Sections is not cured within the time periods specified within Section 6.3 of this Mortgage; (iii) of any fraud or material misrepresentation by Mortgagor in connection with the Property, the Loan Documents or the application for the loan which is evidenced by the Note; or
(iv) of any execution, amendment, modification or termination of any Lease without the prior written consent of Mortgagee if such consent is required under the terms of the Loan Documents. For purposes of the foregoing, "affiliate" shall mean any individual, corporation, trust, partnership or any other person or entity controlled by, controlling or under common control with Mortgagor. A person or entity of any nature shall be presumed to have control when it possesses the power, directly or indirectly to direct, or cause the direction of, the management or policies of another person or entity, whether through ownership of voting securities, by contract, or otherwise.

          9.5 Rights and Remedies Cumulative. Mortgagee's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Mortgagee under each of the other Loan Documents and those otherwise available to Mortgagee at law or in equity. No act of Mortgagee shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee.

          9.6 No Implied Waivers. Mortgagee shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Mortgagee. Without limiting the generality of the preceding sentence, neither Mortgagee's acceptance of any payment with knowledge of a Default by Mortgagor, nor any failure by Mortgagee to exercise any remedy following a Default by Mortgagor shall be deemed a waiver of such Default, and no waiver by Mortgagee of any particular Default on the part of Mortgagor shall be deemed a waiver of any other Default or of any similar Default in the future.

          9.7 No Third Party Rights. No person shall be a third party beneficiary of any provision of any of the Loan Documents. All provisions of the Loan Documents favoring Mortgagee are intended solely for the benefit of Mortgagee, and no third party shall be entitled to assume or expect that Mortgagee will not waive or consent to modification of any such provision in Mortgagee's sole discretion.

          9.8 Preservation of Liability and Priority. Without affecting the liability of Mortgagor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, and without impairing in any way the priority of this Mortgage over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Mortgagee may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Mortgagee may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; (e) release or otherwise deal with any real or personal property securing the Secured Obligations; or (f) apply the proceeds of any Sale as set forth in Section 7.7(c) of this Mortgage. Any person acquiring or recording evidence of any interest of any nature in the Property, the Chattels, or the Intangible Personalty shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Mortgagee.

          9.9 Subrogation of Mortgagee. Mortgagee shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Mortgagee under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

          9.10 Notices. Any notice required or permitted to be given by Mortgagor or Mortgagee under this Mortgage shall be in writing and will be deemed given (a) upon personal delivery,
(b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or
(c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

          If to Mortgagor:

          Mark Centers Limited Partnership
          600 Third Avenue
          Kingston, Pennsylvania  18704-1679
          Attn:  Chief Financial Officer

          If to Mortgagee:

          Anchor National Life Insurance Company
          1 SunAmerica Center
          Century City
          Los Angeles, California  90067-6022
          Attn:  Director-Mortgage Lending and Real Estate

Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section.

          9.11 Defeasance. Upon payment and performance in full of all of the Secured Obligations, Mortgagee will execute and deliver to Mortgagor such documents as may be required to release this Mortgage of record.

          9.12 Illegality. If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Mortgage, the legality, validity, and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

          9.13 Usury Savings Clause. It is expressly stipulated and agreed to be the intent of Mortgagee and Mortgagor at all times to comply with the applicable law governing the highest lawful interest rate. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the loan evidenced thereby, or if acceleration of the maturity of the Note, any prepayment by Mortgagor, or any other circumstance whatsoever, results in Mortgagor having paid any interest in excess of that permitted by applicable law, then it is the express intent of Mortgagor and Mortgagee that all excess amounts theretofore collected by Mortgagee be credited on the principal balance of the Note (or, at Mortgagee's option, paid over to Mortgagor), and the provisions of the Note and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Secured Obligations evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Secured Obligations until payment in full so that the rate or amount of interest on account of such Secured Obligations does not exceed the maximum rate or amount of interest permitted under applicable law. The term "applicable law" as used herein shall mean any federal or state law applicable to the loan made by Mortgagee to Mortgagor evidenced by the Note.

          9.14 Obligations Binding Upon Mortgagor's Successors. This Mortgage is binding upon Mortgagor and Mortgagor's successors and assigns, and shall inure to the benefit of Mortgagee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Mortgagor in this Mortgage shall be joint and several obligations of Mortgagor and Mortgagor's successors and assigns.

          9.15 Construction. All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires.

          9.16 Attorneys' Fees. Any reference in this Mortgage to attorneys' or counsel fees paid or incurred by Mortgagee shall be deemed to include paralegals' fees and legal assistants' fees. Moreover, wherever provision is made herein for payment of attorneys' or counsels fees or expenses incurred by Mortgagee, such provision shall include but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, during such proceedings or after entry of a final judgment.

          9.17 Waiver and Agreement. MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER APPLICABLE LAW TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PREPAYMENT CHARGE, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND AGREES THAT, IF FOR ANY REASON A PREPAYMENT OF ALL OR ANY PART OF THE NOTE IS MADE, WHETHER VOLUNTARILY OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY MORTGAGEE ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY PROHIBITED OR RESTRICTED TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION OF THE

PROPERTY OR ANY PART THEREOF SECURING THE NOTE, THEN MORTGAGOR SHALL BE OBLIGATED TO PAY, CONCURRENTLY WITH SUCH PREPAYMENT, THE PREPAYMENT PREMIUM PROVIDED FOR IN THE NOTE (OR, IN THE EVENT OF ACCELERATION WHEN THE NOTE IS CLOSED TO PREPAYMENT, AS PROVIDED IN SECTION 1.18 HEREOF). MORTGAGOR HEREBY DECLARES THAT MORTGAGEE'S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY MORTGAGOR, FOR THIS WAIVER AND AGREEMENT.

                                               Mortgagor

          9.18 Waiver of Jury Trial. MORTGAGEE AND MORTGAGOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS MORTGAGE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGOR AND MORTGAGEE ENTERING INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTE.

                                            Mortgagor
                                            Mortgagee

          9.19 Open-End Mortgage. This Mortgage is an "Open-End" Mortgage as defined in Sub Section 8143(f) of Title 42 of the Pennsylvania Consolidated Statutes, and as such, is entitled to the benefits of Senate Bill 693, 1989 session of the General Assembly of Pennsylvania (the "Act") as codified at 42 Pa. C.S.A. Sub Section 8143 et seq. The parties to this Mortgage intend that, in addition to any other debt or obligations secured hereby, this Mortgage shall secure unpaid balances of loan advances made after this Mortgage is left for record with the Recorder's Office of Luzerne County, Pennsylvania whether such advances are made pursuant to an obligation of Mortgagee or otherwise. The maximum amount of unpaid loan indebtedness (which shall consist of unpaid balances of loan advances made either before or after, or both before and after, this Mortgage is left for record), which may be outstanding at any time is $4,100,000), plus accrued and unpaid interest thereon. In addition to the obligations of Mortgagor secured hereby, this Mortgage secures unpaid balances of advances made with respect to the Property for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Property or the lien of this Mortgage, and expenses, including, but not limited to, reasonable costs and attorneys' fees incurred by Mortgagee by reason of default by Mortgagor under this Mortgage or any of the other Loan Documents.

          All notices as set forth in Section 9.10, given by Mortgagor to Mortgagee pursuant to 42 Pa. C.S.A. section 8143(c), shall be given to Mortgagee personally or by registered or certified mail at the address of Mortgagee as set forth in Section 9.10 hereof and such notice must be signed by all parties necessary to bind Mortgagor in accordance with applicable documents of formation of Mortgagor and all applicable laws.

          9.20 Waiver of Rights to Notice or Judicial Hearing. MORTGAGOR WAIVES EXEMPTIONS AND ANY AND ALL RIGHTS OF ANY NATURE AND FROM ANY SOURCE TO NOTICE, JUDICIAL HEARING OR BOTH PRIOR TO SALE OF THE PROPERTY OR ANY PORTION THEREOF EXCEPT AS MAY BE EXPRESSLY REQUIRED BY THE STATUTES OF THE COMMONWEALTH OF PENNSYLVANIA OR BY THIS MORTGAGE.

        WARRANT OF ATTORNEY FOR CONFESSION OF JUDGMENT

          UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, FOR THE PURPOSE OF SECURING POSSESSION OF THE PROPERTY TO MORTGAGEE, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, AS ATTORNEY FOR MORTGAGOR, AS WELL AS FOR ALL PERSONS CLAIMING UNDER, BY OR THROUGH MORTGAGOR, TO ENTER JUDGMENT IN ANY COMPETENT COURT IN EJECTMENT FOR THE POSSESSION OF THE PROPERTY TOGETHER WITH THE HEREDITAMENTS AND APPURTENANCES AND ALL EQUIPMENT, PERSONAL PROPERTY AND FIXTURES NOW OR HEREAFTER INSTALLED UPON THE SAME, AGAINST MORTGAGOR, AND THEREIN TO CONFESS JUDGMENT FOR THE RECOVERY OF SUCH POSSESSION BY MORTGAGEE, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE SUFFICIENT WARRANT; WHEREUPON, IF MORTGAGEE SO DESIRES, A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH ON SAID JUDGMENT, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, MORTGAGOR HEREBY RELEASING MORTGAGEE FROM ALL ERRORS AND DEFECTS WHATSOEVER IN SAID PROCEEDINGS; AND IF FOR ANY REASON, AFTER SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD OR BE TERMINATED, OR POSSESSION OF THE PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT, FOR THE SAME EVENT OF DEFAULT OR IN THE EVENT OF ANY SUBSEQUENT EVENT OF DEFAULT OR DEFAULTS, TO BRING ONE OR MORE FURTHER ACTIONS IN EJECTMENT FOR

POSSESSION OF THE PROPERTY.  THE JUDGMENT CONFERRED HEREIN IS
NON-RECOURSE TO THE MORTGAGOR AND ITS PROPERTIES (OTHER
THAN THE PROPERTY), EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN
SECTION 9.4 OF THIS MORTGAGE.

          Mortgagee may bring an action in ejectment and confess judgment therein before or after the institution of proceedings to foreclose this Mortgage or to enforce the Note, or after entry of judgment therein or on the Note, or after a Sheriff's sale of the Property in which Mortgagee is the successful bidder, it being the understanding of the parties that the authorization to pursue such proceedings for obtaining possession and confession of judgment therein is an essential part of the remedies for enforcement of this Mortgage, the Note and the other Loan Documents, and shall survive any execution sale to Mortgagee.

          9.21 Governing Laws. The substantive laws of the Commonwealth of Pennsylvania shall govern the validity, construction, enforcement and interpretation of this Mortgage.

          9.22 Inconsistency. In the event of any inconsistency between the terms of the Loan Documents and the terms of that certain First Mortgage Loan Application between Mortgagor and Mortgagee dated October 28, 1996, the terms of the Loan Documents shall govern and control in all respects.

          IN WITNESS WHEREOF and intending to be legally bound, Mortgagor has executed and delivered this Mortgage as of the date first mentioned above.

                                MARK CENTERS LIMITED PARTNERSHIP,
                                a Delaware limited partnership

                                By:  MARK CENTERS TRUST, a
                                     Maryland business trust, its
                                     General Partner



                                By: /s/ Joshua Kane
                              Name:     Joshua Kane
                             Title:     Senior Vice President and
                                        CFO



STATE OF PENNSYLVANIA    )
                         ) ss.
COUNTY OF LUZERNE        )

          On this, the 20th day of December, 1996, before me, the undersigned officer, a Notary Public in and for the State and County aforesaid, personally appeared Joshua Kane, Senior Vice President and Chief Financial Officer of Mark Centers Trust, a Maryland business trust, general partner of Mark Centers Limited Partnership, a Delaware limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledge that he executed the same for the purposes therein contained and received a true and correct copy of this instrument and of all other documents referred to therein.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                /s/ Diane Policare
                                    Notary Public

                      CERTIFICATE OF RESIDENCE

          I certify that the address of the within-named
Mortgagee is One SunAmerica Center, Century City, Los Angeles,
California 90067-6022.


                                Rosenn, Jenkins & Greenwald
                         By:    /s/ Garry Taroli
                                Agent for Mortgagee